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                                     -58-


EXHIBIT 21


SUBSIDIARIES OF FIRSTSERVICE CORPORATION

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

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                                                    PERCENTAGE
                                                      OWNED BY
                                                    REGISTRANT   JURISDICTION OF
NAME OF SUBSIDIARY                                         (1)     INCORPORATION
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

American Pool Enterprises, Inc. (2)                     80.00%          Delaware
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BDP Business Data Services, Ltd.                        86.00%           Ontario
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BLW, Inc. (d/b/a Security Services and Technologies)    80.00%     Pennsylvania
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Cleanol Services Inc.                                   90.00%           Ontario
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DDS Distribution Services, Ltd. (3)                     89.00%           Ontario
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Dickinson Management, Inc.                              80.00%           Florida
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FirstService (U.S.A.), Inc.                            100.00%          Delaware
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FirstService (U.S.A.) Security Holdings Inc.           100.00%          Delaware
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FirstService Continental Inc.                          100.00%           Florida
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FirstService Delaware, LLC                              89.50%          Delaware
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FirstService Delaware, LP                               89.50%          Delaware
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FirstService Financial Inc.                            100.00%      Pennsylvania
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FirstService GP, Inc.                                  100.00%           Ontario
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FirstService Nova Scotia Corp.                          89.50%       Nova Scotia
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FirstService Watts Ltd.                                100.00%           Ontario
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Greenspace Services Ltd. (4)                            90.00%           Ontario
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Herbert A. Watts Ltd. (5)                               82.15%           Ontario
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Intercon Security Ltd.(6)                              100.00%           Ontario
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Prime Management Group, Inc. (7)                       100.00%           Florida
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Rossmar & Graham Community Association Management,
Inc.                                                   100.00%           Arizona
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Superior Pool, Spa and Leisure                          65.00%           Ontario
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The Continental Group, Inc.                             80.10%           Florida
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The Continental Group, Ltd. (8)                         80.10%           Florida
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The Franchise Company, Inc.(9)                          83.30%           Ontario
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The Wentworth Group, Inc. (10)                          80.00%      Pennsylvania
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NOTES
(1) The percentage of each subsidiary not owned by the Registrant is owned by operating management of each respective subsidiary.
(2)      American Pool Enterprises, Inc. has 20 wholly-owned subsidiaries.
(3)      DDS Distribution Services Ltd. has 13 wholly-owned subsidiaries.
(4)      Greenspace Services Ltd. has 2 wholly-owned subsidiaries.
(5)      Herbert A. Watts Ltd. has 8 wholly-owned subsidiaries.
(6)      Intercon Security Ltd. has 4 wholly-owned subsidiaries.
(7)      Prime Management Group, Inc. has 4 wholly-owned subsidiaries.
(8)      The Continental Group, Ltd. has 5 wholly-owned subsidiaries.
(9)      The Franchise Company, Inc. has 11 wholly-owned subsidiaries and
         3 non-wholly owned subsidiaries.
(10)     The Wentworth Group, Inc. has 8 wholly-owned subsidiaries and
         2 non-wholly owned subsidiaries.